UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 4, 2006

MERCHANTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9640	16-1280763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Main Street, Buffalo, New York 14202
(Address of principal executive offices)

Registrant's telephone number, including area code:		716-849-3333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Regulation FD Disclosure

On April 4, 2006, the Registrant issued the press release that is furnished as Exhibit 99.1 hereto, and which is incorporated herein by reference.  The press release refers to a letter from Merchants Mutual Insurance Company, dated March 20, 2006, a copy of which is furnished as Exhibit 99.2 and which is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

99.1

Press release, dated April 4, 2006, issued by Merchants Group, Inc.

99.2

Letter, dated March 20, 2006, from Bryant H. Prentice III, Chairman of Merchants Mutual Insurance Company to Thomas E. Kahn, Chairman of Merchants Group, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS GROUP, INC.
(Registrant)

By:	/s/ Thomas E. Kahn
Thomas E. Kahn
Chairman of the Board

April 4, 2006